38906-P1 07/24

Summary Prospectus Supplement	July 2, 2024

Putnam Large Cap Value Fund

Summary Prospectus dated February 29, 2024

Effective immediately, the following disclosure is added under the heading “Risks” in the section Investments, risks, and performance:

The fund may be an investment option for mutual funds that are managed by Franklin Resources, Inc. (Franklin Templeton) and its affiliates as “funds of funds,” and other investors from time to time may make with substantial investments in the fund. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.

Shareholders should retain this Supplement for future reference.